Exhibit 99.2
LIMITED WAIVER AND SECOND AMENDMENT WITH RESPECT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT
     This LIMITED WAIVER AND SECOND AMENDMENT WITH RESPECT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Waiver and Amendment”) is entered into as of this 7th day of February, 2006, by NAVARRE CORPORATION, a Minnesota corporation (“Borrower”), the Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent (the “Agent”) for itself and the Lenders under and as defined in the Credit Agreement (as hereinafter defined), and the Lenders. Unless otherwise specified herein, capitalized terms used in this Waiver and Amendment shall have the meanings ascribed to them by the Credit Agreement.
RECITALS
     WHEREAS, the Borrower, the Credit Parties, the Agent and the Lenders have entered into that certain Third Amended and Restated Credit Agreement, dated as of June 1, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and
     WHEREAS, the Borrower, the Credit Parties, the Agent and the Lenders have agreed to waive and amend certain provisions of the Credit Agreement as herein set forth.
     NOW THEREFORE, in consideration of the foregoing recital, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Credit Parties, the Agent, and Lenders hereby agree as follows:
SECTION 1. Limited Waiver. The Agent and the Requisite Lenders hereby waive the provisions of Section 6.19 of the Credit Agreement to the extent, and solely to the extent, necessary to permit the amendment of the FUNimation Acquisition Documents, in form and substance as set forth on Exhibit A attached hereto (the “Memorandum of Understanding”).
SECTION 2. Amendments.
     (a) The following defined terms shall be inserted in the appropriate alphabetical locations in Annex A:
     “FUNimation Purchase Price Adjustment Proceeds” means all of the proceeds of the purchase price adjustment received by Borrower or any of its Affiliates pursuant to that certain Memorandum of Understanding, dated as of February 7, 2006.
     (b) Immediately following Section 1.3(e) of the Credit Agreement a new Section 1.3(f), which shall read in its entirety as follows, is hereby added to the Credit Agreement:
     “(f) If the Borrower or any of its Affiliates receives any FUNimation Purchase Price Adjustment Proceeds, on the date such

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FUNimation Purchase Price Adjustment Proceeds are received by the Borrower or any of its Affiliates, the Borrower shall repay Term Loan B in an amount equal to the FUNimation Purchase Price Adjustment Proceeds so received.”
     (c) The last paragraph of Annex G is hereby amended to add the following new sentences at the end thereof which shall read as follows:
     “To the extent that (i) the write-off of (a) the accounts receivable owing to Borrower by Musicland Group and (b) Inventory consigned by Borrower to Musicland Group in an aggregate amount not to exceed $12,800,000 during the Fiscal Quarter ending December 31, 2005 reduce EBITDA of the Borrower for any period, solely for the purposes of Sections (d), (e) and (f) of this Annex G, EBITDA of the Borrower for such periods shall be increased by the aggregate amount of such reductions and (ii) write-off of Vendor Advances owing to Borrower by RT Entertainment in an aggregate amount not to exceed $4,100,000 during the Fiscal Quarter ending December 31, 2005 reduce EBITDA of the Borrower for any period, solely for the purposes of Section (f) of this Annex G, EBITDA of the Borrower for such periods shall be increased by the aggregate amount of such reductions; provided that in the event any of the foregoing amounts owing to Borrower by Musicland Group or RT Entertainment that have been previously written-off are later collected by Borrower during any period, to the extent such amounts increase the EBITDA of Borrower for each such period, solely for the purposes of Sections (d), (e) and (f) of this Annex G, EBITDA of the Borrower for each such period shall be reduced by the aggregate amount of such amounts so collected.”
SECTION 3. Conditions. The effectiveness of this Waiver and Amendment is subject to the satisfaction of each the following conditions precedent:
     (a) Borrower shall have paid to Agent, for the ratable benefit of the Lenders that are signatory to this Waiver and Amendment, an amendment fee in an amount equal to 0.10% of the Commitments of such Lenders (which shall be fully earned and payable as of the date hereof and non-refundable once paid);
     (b) this Waiver and Amendment shall have been duly executed and delivered by the Borrower, the Credit Parties, the Agent and Requisite Lenders; and
     (c) Agent shall have received a fully executed copy of the Memorandum of Understanding.
SECTION 4. Representations and Warranties. In order to induce the Agent and each Lender to enter into this Waiver and Amendment, each Credit Party hereby represents and warrants to the Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Waiver and Amendment, that:
     (a) all of the representations and warranties contained in the Credit Agreement and in each Loan Document are true and correct as of the date hereof after giving effect to this Waiver

2

and Amendment, except to the extent that any such representations and warranties expressly relate to an earlier date;
     (b) the execution, delivery and performance by such Credit Party of this Waiver and Amendment has been duly authorized by all necessary corporate, limited liability company or partnership action required on its part and this Waiver and Amendment, and the Credit Agreement is the legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;
     (c) neither the execution, delivery and performance of this Waiver and Amendment by such Credit Party, the performance by such Credit Party of the Credit Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Credit Party’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Credit Party or any of its Subsidiaries is a party or by which any Credit Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived herein or by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and
     (d) no Default or Event of Default has occurred and is continuing.
SECTION 5. Reference to and Effect Upon the Credit Agreement.
     (a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed; and
     (b) The waiver and amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or (iii) constitute an amendment or waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Waiver and Amendment, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Waiver and Amendment shall be construed in connection with and as part of the Credit Agreement.
SECTION 6. GOVERNING LAW. THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

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SECTION 7. Headings. Section headings in this Waiver and Amendment are included herein for convenience of reference only and shall not constitute part of this Waiver and Amendment for any other purposes.
SECTION 8. Counterparts. This Waiver and Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.
(signature pages follow)

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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Waiver and Amendment as of the date first written above.

BORROWER: NAVARRE CORPORATION
By:
Title:
Name:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and Lender
By:
Title:
Name:

[Signature Page to Limited Waiver and Second Amendment With Respect
To Third Amended and Restated Credit Agreement]

     IN WITNESS WHEREOF, this Waiver and Amendment has been duly executed as of the date first written above by below Persons in their capacity as Credit Parties not as Borrower.

ENCORE SOFTWARE, INC., as Credit Party
By:
Title:
Name:

BCI ECLIPSE COMPANY, LLC, as Credit Party
By:
Title:
Name:

FUNIMATION PRODUCTIONS LTD., as Credit Party
By:	Navarre CP, LLC, its General Partner

By:
Title:
Name:

FUNIMATION STORE LTD., as Credit Party
By:	Navarre CS, LLC, its General Partner

By:
Title:
Name:

NAVARRE CP, LLC, as Credit Party
By:
Title:
Name:

NAVARRE CLP, LLC, as Credit Party
By:
Title:
Name:

[Signature Page to Limited Waiver and Second Amendment With Respect
To Third Amended and Restated Credit Agreement]

NAVARRE CS, LLC, as Credit Party
By:
Title:
Name:

[Signature Page to Limited Waiver and Second Amendment With Respect
To Third Amended and Restated Credit Agreement]

Exhibit A
Amendment to FUNimation Acquisition Documents

Exh. A

MEMORANDUM OF UNDERSTANDING
     THIS MEMORANDUM OF UNDERSTANDING is made and entered into as of this ___day of ___, 2006, by and among FUNimation Productions Management, LLC, a limited liability company organized and existing under the laws of Texas (“FUN Seller”), FUNimation General Partnership, a Texas general partnership organized and existing under the laws of Texas (“GP Seller”), FUNimation Management Company, LLC, a limited liability company organized and existing under the laws of Texas (“Management Seller”), each individual (“Individual”) signatory hereto, (each of FUN Seller, GP Seller, Management Seller, and each Individual a “Seller” and collectively, the “Sellers”), FUNimation Productions, Ltd., a limited partnership organized and existing under the laws of Texas, The FUNimation Store, Ltd., a limited partnership organized and existing under the laws of Texas (respectively, “Productions Company” and “Store Company” each a “Company” and collectively, the “Companies”), and Daniel Cocanougher as the representative of all Sellers (the “Seller Representative”), and Navarre CP, LLC, a limited liability company organized and existing under the laws of Minnesota (“Navarre CP”), Navarre CS, LLC, a limited liability company organized and existing under the laws of Minnesota (“Navarre CS”), and Navarre CLP, LLC, a limited liability company organized and existing under the laws of Minnesota (“Navarre CLP” and collectively with Navarre CP and Navarre CS, the “Buyers”), and Navarre Corporation, a corporation organized and existing under the laws of Minnesota (“Navarre”).
     WHEREAS, the Sellers, Companies, Seller Representative, Buyers and Navarre entered into that certain Partnership Interest Purchase Agreement, dated January 10, 2005, pursuant to which the Buyers acquired all of the outstanding limited partnership interests and general partnership interests of the Companies on May 11, 2005 (the “Purchase Agreement”);
     WHEREAS, pursuant to Sections 1.4 and 5.13 of the Purchase Agreement certain post-closing calculations, and potentially payments, may be required to be made by the Buyers or Sellers, as the case may be (the “Post Closing Adjustments”); and
     WHEREAS, notwithstanding anything in the Purchase Agreement to the contrary, the Sellers, Companies, Seller Representative, Buyers and Navarre desire to complete and finalize the Post Closing Adjustments, and certain other matters, as set forth in this Memorandum of Understanding.
     NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows:
     1. Post Closing Adjustments. Notwithstanding anything in the Purchase Agreement to the contrary, the Sellers, Companies, Seller Representative, Buyers and Navarre agree to complete and finalize the Post Closing Adjustments as follows:
     (a) Closing Accounts Receivable. The Buyers and the Companies shall retain all right, title and interest in and to the Closing Accounts Receivable and shall not be obligated to reassign all or any portion of the Closing Accounts Receivable to the Seller Representative.

Exh. A-1

     (b) A/R Amount. Within five (5) days following the execution and delivery of this Memorandum of Understanding, the Buyers and Seller Representative shall direct the Escrow Agent to release from the Escrow Account to Navarre the A/R Amount by executing and delivering to the Escrow Agent the escrow notice substantially in the form attached hereto as Exhibit A (the “Escrow Notice”).
     (c) Indemnification Cash. Within five (5) days following the execution and delivery of this Memorandum of Understanding, the Buyers and Seller Representative shall direct the Escrow Agent to release from the Escrow Account $10,000,000 of the Indemnification Cash to Navarre and $10,000,000 of the Indemnification Cash to the Seller Representative, with any and all interest thereon earned in the Escrow Account to be released to the Seller Representative, by executing and delivering to the Escrow Agent the Escrow Notice.
     (d) Cash Payment. Within five (5) days following the execution and delivery of this Memorandum of Understanding, Navarre shall make a payment to the Seller Representative in an amount equal to $680,000 in cash or certified funds or by wire transfer.
     (e) Termination of Escrow Agreement. Concurrently with the delivery of the Escrow Notice to the Escrow Agent and the disbursement of amounts as provided in the Escrow Notice, the Escrow Agreement is terminated.
     (f) No Known Claims. Each of the parties hereto acknowledges and agrees that, as of the date hereof, after giving effect to this Memorandum of Understanding, no party hereto has any claim against any other party hereto arising out of the Purchase Agreement or the transactions contemplated thereby or consummated thereunder, including without limitation any claims under Article 8 of the Purchase Agreement.
     (g) Termination of Indemnification. Each of the parties hereto agrees that no further claims of any kind or nature may be brought under the Purchase Agreement or in connection with the transactions contemplated thereby, including without limitation pursuant to Article 8 thereof; provided that Seller shall continue to have the right to receive payments pursuant to Section 1.5 of the Purchase Agreement and to make claims in connection therewith.
     2. Mutual Releases. The Sellers, Companies, Seller Representative, Buyers and Navarre agree to the following releases:
     (a) Buyer Release. The Companies, Buyers and Navarre, for themselves, and their respective successors, assigns, subsidiaries, affiliates, insurers, officers, directors, governors, members, shareholders, employees, managers, agents, and attorneys hereby release and forever discharge the Sellers and the Seller Representative and their respective successors, assigns, subsidiaries, affiliates, insurers, officers, directors, governors, members, shareholders, employees, managers, agents, attorneys and assigns, from any and all actions, liabilities, liens, debts, damages, claims, suits, judgments, executions and demands of every kind, nature and description, whether based on common

Exh. A-2

law or statutory law (collectively, a “Claim”), that the Companies, Buyers and/or Navarre has, had, or may have against the Sellers and/or the Seller Representative up to the date of this Memorandum of Understanding, except for any Claims arising out of this Memorandum of Understanding or any documents or agreements executed in connection therewith or any action or event occurring after the date hereof.
     (b) Seller Release. The Sellers and Seller Representative, for themselves, and their respective successors, assigns, subsidiaries, affiliates, insurers, officers, directors, governors, members, shareholders, employees, managers, agents, and attorneys hereby release and forever discharge the Companies, Buyers and Navarre and their respective successors, assigns, subsidiaries, affiliates, insurers, officers, directors, governors, members, shareholders, employees, managers, agents, attorneys and assigns, from any and all Claims, that the Sellers and/or Seller Representative has, had, or may have against the Companies, Buyers and/or Navarre up to the date of this Memorandum of Understanding, except for any Claims arising out of this Memorandum of Understanding or any documents or agreements executed in connection therewith or any action or event occurring after the date hereof.
     3. Non-Disparagement. The parties hereto agree that no party will make any statements or other communications, oral or written, to any third party disparaging the reputation or character of any other party hereto, or their respective partners or advisors, as the case may be, nor will they disparage any product or service offered or business conducted by either party. Each party hereto agrees to indemnify and hold harmless the other from and against any loss, cost, liability or expense (including reasonable attorneys’ fees) arising out of or resulting from a breach of this Section 3.
     4. Capitalized Terms. All capitalized terms not defined herein shall have the meanings forth in the Purchase Agreement.
     5. Enforceability. In the event that any one or more of the provisions of this Memorandum of Understanding is invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.
     6. Law Governing. THIS MEMORANDUM OF UNDERSTANDING IS INTENDED AS A CONTRACT UNDER AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LOCAL LAW OF THE STATE OF MINNESOTA (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT SUCH PRINCIPLES WOULD PERMIT OR REQUIRE THE APPLICATION OF LAW OF ANY OTHER JURISDICTION), INCLUDING WITHOUT LIMITATION AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY, ENFORCEABILITY AND PERFORMANCE.
     7. Entire Agreement. This Memorandum of Understanding constitutes the entire agreement among the parties hereto relating to the subject matter hereof, and supersedes and

Exh. A-3

cancels any and all prior agreements among them, relating to the subject matter hereof and may not be amended or modified except by a written agreement signed by each party hereto.
     8. Successors in Interest. This Memorandum of Understanding shall inure to the benefit of, and shall be binding upon, the heirs, legatees, transferees, assigns, personal representatives, owners, insurers, agents, employees, administrators, executors, representatives and/or successors, business entities or successors in interest of any kind whatsoever, of the parties hereto.
     9. Counterparts. This Memorandum of Understanding may be executed in several counterparts, and all counterparts so executed shall constitute one agreement, binding on the parties hereto, notwithstanding that such parties are not signatory to the same counterpart.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Exh. A-4

[Signature page to that certain Memorandum of Understanding, dated ___, 2006.]
IN WITNESS WHEREOF, the parties have caused this Memorandum of Understanding to be executed on the day and year first above mentioned.

FUNimation Productions Management, LLC
By:
	Name:	Gen Fukunaga
	Title:	Manager

FUNimation General Partnership
By:
	Name:	Daniel Cocanougher
	Title:	Managing Partner

FUNimation Management Company, LLC
By:
	Name:	Gen Fukunaga
	Title:	Manager

Daniel Cocanougher, as the Seller Representative
By:
DANIEL COCANOUGHER

GEN FUKUNAGA

DANIEL COCANOUGHER

ROBERT COCANOUGHER

ALLEN COCANOUGHER

JENNIFER B. COCANOUGHER

Exh. A-5

[Signature page continued to that certain Memorandum of Understanding, dated ___, 2006.]

DANIEL COCANOUGHER, Custodian for ROBERT A.COCANOUGHER JR., Minor

ROBERT COCANOUGHER SR., Custodian for DANIELLE M. COCANOUGHER, Minor

ROBERT COCANOUGHER SR., Custodian for ELLEN J. COCANOUGHER, Minor

CINDY FUKUNAGA

ROBERT BRENNAN

BARRY WATSON

FUNimation Productions, Ltd.
By:	Navarre CP, LLC, its general partner

By:
Name:
Title:

The FUNimation Store, Ltd.
By:	Navarre CS, LLC, its general partner

By:
Name:
Title:

Navarre CP, LLC
By:
Name:
Title:

Exh. A-6

[Signature page continued to that certain Memorandum of Understanding, dated ___, 2006.]

Navarre CS, LLC
By:
Name:
Title:

Navarre CLP, LLC
By:
Name:
Title:

Navarre Corporation
By:
Name:
Title:

Exh. A-7

EXHIBIT A
ESCROW NOTICE
     The undersigned hereby certify that they are duly authorized to execute and deliver this Escrow Notice on behalf of Navarre CP, LLC, a Minnesota limited liability company (“Navarre CP”), Navarre CS, LLC, a Minnesota limited liability company (“Navarre CS”), Navarre CLP, LLC, a Minnesota limited liability company (“Navarre CLP” and collectively with Navarre CP and Navarre CS, the “Buyers”), and the general and limited partners of the Companies as the Seller Representative.
     Pursuant to Section 3 of the Escrow Agreement (the “Escrow Agreement”), dated May 11, 2005, by and among the Buyers, the Seller Representative and Wells Fargo Bank, National Association (the “Escrow Agent”), the Buyers and the Seller Representative hereby request that the Escrow Agent remit, in immediately available funds, from the Escrow Account to:

Party:	Amount

Navarre Corporation	$11,800,000

Bank Name:

Bank Address:

Account Name:

Account Number:

ABA Routing Number:

Daniel Cocanougher, as Seller Representative	$10,000,000

Bank Name:

Bank Address:

Account Name:

Account Number:

ABA Routing Number:

     All interest earned on the Escrow Funds shall be paid to Daniel Cocanougher, as the Seller Representative.
     All capitalized terms not defined herein shall have the meanings forth in the Escrow Agreement.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have executed this Escrow Notice.

Date:	, 2006	Navarre CP, LLC
By:

Its:

Date:	, 2006	Navarre CS, LLC

By:

Its:

Date:	, 2006	Navarre CLP, LLC

By:

Its:

Date:	, 2006

Daniel Cocanougher, as Seller Representative

Exh. A-9